AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT



                  THIS AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of December 16, 2004, is entered into by and among, on the one hand, RIVIERA HOLDINGS CORPORATION, a Nevada corporation ("Parent"), and each of the Restricted Subsidiaries identified as a "Borrower" in the below-referenced Loan Agreement (such Restricted Subsidiaries, together with Parent, are referred to hereinafter individually and collectively, and jointly and severally, as the "Borrower"), and, on the other hand, each of the lenders that is identified as a "Lender" in the below-referenced Loan Agreement (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), in light of the following:

                               W I T N E S S E T H

                  WHEREAS, Borrower, each of the other Restricted Subsidiaries of Parent identified in the Loan Agreement as a "Guarantor" (such other Restricted Subsidiaries are referred to hereinafter individually and collectively, and jointly and severally, as a "Guarantor"), and the Lender Group are parties to that certain Loan and Security Agreement, dated as of July, 26, 2002 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement"); and

                  WHEREAS, Borrower and the Lender Group desire to amend Section 7.20(b) of the Loan Agreement as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

I. DEFINITIONS Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

II. AMENDMENTS TO LOAN AGREEMENT

A. The portion of Section 7.20(b) of the Loan Agreement that currently reads as follows:

         "
         --------------------- ---------------------------------
               $5,500,000             For the fiscal year
                                    ending December 31, 2004
         --------------------- ---------------------------------
         "

; hereby is amended and restated in its entirety to read as follows:

         "
        ---------------------- ------------------------------------
              $5,500,000                For the fiscal year
                                      ending December 31, 2004
        ---------------------- ------------------------------------
             $14,000,000                For the fiscal year
                                      ending December 31, 2005
        ---------------------- ------------------------------------
         "

III. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

A. The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

B. Agent shall have received the reaffirmation and consent of Guarantor, attached hereto as Exhibit A, duly executed and delivered by an authorized official of Guarantor;

C. No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

D. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Guarantor, or the Lender Group.

IV. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

V. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendment(s) to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

VI. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

VII. MISCELLANEOUS.

A. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

B. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                       [Signature page follows.]

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

Borrowers:

RIVIERA HOLDINGS CORPORATION,                     RIVIERA BLACK HAWK, INC.,
a Nevada corporation                              a Colorado corporation
and "Administrative Borrower"
                                              By_______________________________
By_______________________________             Name:____________________________
Name:____________________________             Title: __________________________
Title: _____________________________

RIVIERA OPERATING CORPORATION, a Nevada corporation

By_______________________________
Name:____________________________
Title: _____________________________


Lenders:

WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as a Lender

By_______________________________
Name:____________________________
Title: _____________________________



Agent:

WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as Agent

By_______________________________
Name:____________________________
Title: _____________________________

                                    Exhibit A

                            REAFFIRMATION AND CONSENT

                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among, on the one hand, RIVIERA HOLDINGS CORPORATION, a Nevada corporation ("Parent"), and each of the Restricted Subsidiaries identified as a "Borrower" in the below-referenced Loan Agreement (such Restricted Subsidiaries, together with Parent, are referred to hereinafter individually and collectively, and jointly and severally, as the "Borrower"), and, on the other hand, each of the lenders that is identified as a "Lender" in the below-referenced Loan Agreement (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), dated as of July 26, 2002 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), or in Amendment Number Four to Loan and Security Agreement, dated as of December 16, 2004 (the "Amendment"), among Borrower and the Lender Group, and reaffirmed and consented to by Guarantor. The undersigned each hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

                            [signature page follows]

                  IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

Guarantors:

RIVIERA GAMING MANAGEMENT, INC.,         RIVIERA GAMING MANAGEMENT OF COLORADO,
a Nevada corporation.                    INC., a Colorado corporation

By_______________________________        By_______________________________
Name:____________________________        Name:____________________________
Title: _____________________________     Title: _____________________________

              AMENDMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT



                  THIS AMENDMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of December 9, 2005, is entered into by and among, on the one hand, RIVIERA HOLDINGS CORPORATION, a Nevada corporation ("Parent"), and each of the Restricted Subsidiaries identified as a "Borrower" in the below-referenced Loan Agreement (such Restricted Subsidiaries, together with Parent, are referred to hereinafter individually and collectively, and jointly and severally, as the "Borrower"), and, on the other hand, each of the lenders that is identified as a "Lender" in the below-referenced Loan Agreement (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), in light of the following:

                               W I T N E S S E T H

                  WHEREAS, Borrower, each of the other Restricted Subsidiaries of Parent identified in the Loan Agreement as a "Guarantor" (such other Restricted Subsidiaries are referred to hereinafter individually and collectively, and jointly and severally, as a "Guarantor"), and the Lender Group are parties to that certain Loan and Security Agreement, dated as of July, 26, 2002 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement"); and

                  WHEREAS, Borrower and the Lender Group desire to amend Section 7.20(b) of the Loan Agreement as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

I. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

II. AMENDMENT TO LOAN AGREEMENT. The portion of Section 7.20(b) of the Loan Agreement that currently reads as follows:

         ------------------------ ---------------------------------------
               $5,500,000                   For the fiscal year
                                          ending December 31, 2004
         ------------------------ ---------------------------------------
              $14,000,000                   For the fiscal year
                                          ending December 31, 2005
         ------------------------ ---------------------------------------
hereby is amended and restated in its entirety to read as follows:

         ------------------------ -----------------------------------------
                 $5,500,000                  For the fiscal year
                                           ending December 31, 2004
         ------------------------ -----------------------------------------
                 $5,500,000                  For the fiscal year
                                           ending December 31, 2005
         ------------------------ -----------------------------------------
                $14,000,000                  For the fiscal year
                                           ending December 31, 2006
         ------------------------ -----------------------------------------


III. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

A. The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

B. Agent shall have received the reaffirmation and consent of Guarantor, attached hereto as Exhibit A, duly executed and delivered by an authorized official of Guarantor;

C. No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

D. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Guarantor, or the Lender Group.

IV. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

V. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendment(s) to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

VI. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

VII. MISCELLANEOUS.

A. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

B. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                  [Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

Borrowers:

RIVIERA HOLDINGS CORPORATION, a Nevada corporation    RIVIERA BLACK HAWK, INC.,
and "Administrative Borrower"                         a Colorado corporation
                                                      By______________________
By_______________________________                     Name:___________________
Name:____________________________                     Title: _________________
Title: _____________________________

RIVIERA OPERATING CORPORATION, a Nevada corporation

By_______________________________
Name:____________________________
Title: _____________________________


Lenders:

WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as a Lender

By_______________________________
Name:____________________________
Title: _____________________________



Agent:

WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as Agent

By_______________________________
Name:____________________________
Title: _____________________________

                                    Exhibit A

                            REAFFIRMATION AND CONSENT

                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among, on the one hand, RIVIERA HOLDINGS CORPORATION, a Nevada corporation ("Parent"), and each of the Restricted Subsidiaries identified as a "Borrower" in the below-referenced Loan Agreement (such Restricted Subsidiaries, together with Parent, are referred to hereinafter individually and collectively, and jointly and severally, as the "Borrower"), and, on the other hand, each of the lenders that is identified as a "Lender" in the below-referenced Loan Agreement (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), dated as of July 26, 2002 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), or in Amendment Number Five to Loan and Security Agreement, dated as of December 9, 2005 (the "Amendment"), among Borrower and the Lender Group, and reaffirmed and consented to by Guarantor. The undersigned each hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

                            [signature page follows]

                  IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

Guarantors:

RIVIERA GAMING MANAGEMENT, INC.,          RIVIERA GAMING MANAGEMENT OF COLORADO,
a Nevada corporation.                     INC., a Colorado corporation

By_______________________________          By_______________________________
Name:____________________________          Name:____________________________
Title: _____________________________       Title: _____________________________